Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; (x) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non-traditional insurance products, including finite risk reinsurance arrangements; and (xi) the outcome of industry-wide investigations being conducted by various insurance departments, attorneys- general and other authorities relating to the use of contingent commission arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA Second Quarter and YTD 2006 Financial Highlights Financial Results Segment Information 2006/2007 Excess Catastrophe Program Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2006 Expectations Q&A

Second Quarter Highlights (in millions, except share and per share data) For the Three Months Ended June 30, For the Three Months Ended June 30, For the Three Months Ended June 30, 2006 2005 Change Gross Written Premiums $341.4 $284.3 20.1% Net Earned Premiums (1) $288.8 $233.1 23.9% Net Investment Income $21.7 $15.4 40.9% Net Income (1) $74.9 $47.1 59.0% After Tax Net Realized Gain (Loss) $(1.6) $0.2 Loss & LAE Ratio 37.7% 49.7% Expense Ratio 29.5% 24.8% Combined Ratio 67.2% 74.5% Diluted Earnings Per Share (2) $1.03 $0.64 60.9% After Tax Realized Investment Gain (Loss) Per Share (2) $(0.02) $0.00 Weighted Average Shares & Share Equivalents Outstanding (2) 72,497,066 73,319,766 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $13.4 million of net earned premium and $6.5 million in loss and loss adjustment expenses were ceded, $6.6 million in ceding commission was earned and diluted earnings per share was decreased by $0.01 during the three months ended June 30, 2005. 2. 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006.

Second Quarter Highlights (in millions, except per share data) For the Three Months Ended June 30, For the Three Months Ended June 30, For the Three Months Ended June 30, 2006 2005 Net Operating Income $76.5 $46.9 A-T Realized Investment Gains (Losses) $(1.6) $0.2 Net Income $74.9 $47.1 Diluted Operating Earnings Per Share (1) $1.05 $0.64 A-T Realized Investment Gains (Losses) Per Share (1) $(0.02) $0.00 Diluted Earnings Per Share (1) $1.03 $0.64 Net Loss and Loss Adjustment Expense Ratio 37.7% 49.7% Acquisition and Underwriting Expense Ratio 29.5% 24.8% Combined Ratio 67.2% 74.5% 1. 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006.

Second Quarter Highlights (in millions, except share and per share data) June 30, 2006 December 31, 2005 % Increase Total Shareholders' Equity $944.3 $816.5 15.7% Book Value per Share (1) $13.42 $11.79 13.8% Shares Outstanding (1) 70,379,718 69,266,016 1.6% ROE (2) 22.7% 21.2% 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006. Return on tangible equity excluding other comprehensive income (loss). June 30, 2006 ROE calculated on trailing twelve months basis.

Year-to-Date Highlights (in millions, except share and per share data) For the Six Months Ended June 30, For the Six Months Ended June 30, For the Six Months Ended June 30, 2006 2005 Change Gross Written Premiums $669.4 $569.5 17.5% Net Earned Premiums (1) $565.3 $469.9 20.3% Net Investment Income $41.7 $28.9 44.3% Net Income (1) $125.2 $92.7 35.1% After Tax Net Realized Gain (Loss) $(1.8) $7.2 Loss & LAE Ratio 44.7% 51.6% Expense Ratio 28.7% 25.9% Combined Ratio 73.4% 77.5% Diluted Earnings Per Share (2) $1.73 $1.29 34.1% After Tax Realized Investment Gain (Loss) Per Share (2) $(0.02) $0.10 Weighted Average Shares & Share Equivalents Outstanding (2) 72,493,181 72,026,133 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $31.1 million of net earned premium and $15.5 million in loss and loss adjustment expenses were ceded, $15.0 million in ceding commission was earned and diluted earnings per share was decreased by $0.02 during the six months ended June 30, 2005. 2. 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006.

Second Quarter 2006 Events Financial results for the quarter ended June 30, 2006 included: Net Income (Loss) Diluted Earnings (Loss) Per Share As Reported $74.9 $1.03 Favorable Prior Year Net Loss Reserve Development $23.2 $0.32 Florida Guaranty Fund ("FIGA") Assessment (1) $(2.1) $(0.03) (in millions, except for share data) (1) This assessment is expected to be recouped through future insurance policy surcharges to Florida insureds.

Second Quarter 2006 Development on Prior Years - Net Basis ($'s in millions) Accident Year Pre-Tax Net Decrease in Unpaid Loss and Loss Adjustment Expenses Decrease Primarily Due To: 2005 $23.1 Favorable claims emergence on property and Director and Officers' policies 2004 $4.2 Favorable claims emergence on property and general liability policies 2003 and Prior $8.4 Favorable claims emergence on automobile and Directors and Officers' policies Total $35.7

Year-to-Date Highlights (in millions, except per share data) For the Six Months Ended June 30, For the Six Months Ended June 30, For the Six Months Ended June 30, 2006 2005 Net Operating Income $127.0 $85.5 A-T Realized Investment Gains (Losses) $(1.8) $7.2 Net Income $125.2 $92.7 Diluted Operating Earnings Per Share (1) $1.75 $1.19 A-T Realized Investment Gains (Losses) Per Share (1) $(0.02) $0.10 Diluted Earnings Per Share (1) $1.73 $1.29 Net Loss and Loss Adjustment Expense Ratio 44.7% 51.6% Acquisition and Underwriting Expense Ratio 28.7% 25.9% Combined Ratio 73.4% 77.5% 1. 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006.

Gross Written Premiums by Segment (in millions) For the Quarters For the Quarters For the Quarters Ended June 30, Ended June 30, Ended June 30, % 2006 2005 Increase (Decrease) Segment Commercial Lines $265.3 $211.7 25.3% Specialty Lines 53.7 48.2 11.4% Personal Lines 22.4 24.4 (8.2)% Total $341.4 $284.3 20.1%

Commercial Lines Segment 77.7% of 2nd Quarter 2006 GWP CAGR 2000-2005 = 32.0% 25.3% Q/Q Growth Gross Written Premiums 2000 2001 2002 2003 2004 2005 QTD 6/30/05 QTD 6/30/06 239.5 316 473 662.3 874 960.3 211.7 265.3 (in millions)

Specialty Lines Segment (Professional Liability) 2000 2001 2002 2003 2004 2005 QTD 6/30/05 QTD 6/30/06 68.2 79.3 110.2 154.1 184.4 205.3 48.2 53.7 15.7% of 2nd Quarter 2006 GWP CAGR 2000-2005 = 24.7% 11.4% Q/Q Growth Gross Written Premiums (in millions)

Gross Written Premiums 2000 2001 2002 2003 2004 2005 QTD 6/30/05 QTD 6/30/06 Dwelling/Fire 54.2 78.3 80.5 89.6 112.9 99.3 24.4 22.4 6.6% of 2nd Quarter 2006 GWP CAGR 2000-2005 = 12.9% 8.2% Q/Q decrease Personal Lines (in millions)

Philadelphia Insurance Companies 2006/07 Excess Catastrophe Program Notes: 1) FHCF based on $15B excess of $5.3B 2) PMLs based on midpoint of the combined hurricane and earthquake RMS and AIR 9/1/06 projections. AIR results are net of deductibles. RMS results are net of deductibles and underlying XPR. $20.0M xs $20.0M Company Retention $10.0M xs $10.0M $60.0M xs $40.0M Inuring FHCF 90% of $1.2M xs $0.40M ($1.1M of Coverage) $100.0M $40.0M $20.0M $10.0M

$60.0M xs $60.0M Company Retention $25.0M xs $35.0M $17.5M xs $17.5M Liberty American Insurance Group, Inc. 2006/07 Excess Catastrophe Program Liberty American Select Inuring FHCF 90% of $96.0M xs $30.4M ($86.4M of Coverage) Note: 1) FHCF estimate based on $15B excess of $5.3B 2) Limited Apportionment Company FHCF applies to Liberty American Select Only Limited Apportionment Co. FHCF Layer $10.0M xs $7.5M Liberty American Insurance Company Inuring FHCF 90% of $12.6M xs $4.0M ($11.3M of Coverage) $7.5M $17.5M $35.0M $60.0M $120.0M

High Quality Investment Portfolio Portfolio market value - $2,226.0mm Fixed income securities Average quality AAA Portfolio duration 4.1 years 5.1% taxable equivalent yield Quality long-term growth stocks As of June 30, 2006 Municipal Bonds 0.359 CMO 0.133 MBS 0.147 Other Structured Securities 0.1 Corporate Bonds 0.09 Common Stock 0.11 All Other 0.019 Cash Equivalents 0.042 Municipal Bonds CMO MBS Other Structured Securities Corporate Bonds Common Stock All Other Cash Equivalents

Net Investment Income 2000 2001 2002 2003 2004 2005 QTD 6/30/05 QTD 6/30/06 25.8 32.4 37.5 38.8 43.5 63.7 15.4 21.7 (in millions) 5 Year CAGR: 19.8% Effective Tax Rat e 27.0% 30.1% 28.3% 23.4% 20.2% 21.5% 22.5% 23.4% Q/Q Change 40.9%

Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 93.8% Specialty Lines - 91.2% Personal Lines - 92.7% Rate Increases Commercial Lines - 1.3% (Q/Q) Specialty Lines - -0.5% (Q/Q) Personal Lines - 8.3% (Q/Q) New Business Growth (Count), excluding Personal Lines 2nd QTR: 05 - 7,273 2nd QTR: 06 - 8,668 19.2% increase

Selected Operating Statistics Preferred Agents Total Count - 164 Total GWP Growth - $25.1 million (Q/Q); 29.3% increase Renewal Retention (Quoted) - 94.6% New Business 2006 - $22.4 million GWP; 30.5% increase Employee Statistics Total Employee Count - 1,190 Total GWP Per Employee - $1.1 million Turnover (Y/Y) - 15.8%

Drivers of Future Growth National presence - 38 offices / Mixed marketing New product offerings Grundy Collector Car Program Purchased the renewal rights of the Grundy Collector Car Program together with the Grundy Worldwide name in July 2006 and entered into an exclusive agency agreement with the James A. Grundy Agency, Inc. Grundy worldwide has been providing specialized automobile liability and physical damage insurance for the collector car industry for over 50 years Collector car program approximates $27.0 million in gross written premium Partnership will combine risk selection, pricing, and coverage expertise with a national presence for potential 3-5 yr growth of 100% Sports & Fitness Niche American Specialty Insurance & Risk Services, Inc. Disruption in the industry Regulatory Actions ? Rating downgrades Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

2006 Expectations 2006 Operating EPS Range: $2.99 - $3.06 Organic Growth - approximating 15.0% Combined Ratio - Low 80's Renewal retention levels approximating 90% Investment environment in transition Increased competition

Philadelphia Consolidated Holding Corp. Founded 1962